UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 8, 2011

ZILLOW, INC.

(Exact name of registrant as specified in its charter)

Washington	001-35237	20-2000033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

999 Third Avenue, Suite 4600, Seattle, Washington		98104
(Address of principal executive offices)		(Zip Code)

(206) 470-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclsoure.

Pursuant to 17 CFR Part 243 (“Regulation FD”), Zillow, Inc. (“Zillow”) is submitting below information relating to its monthly unique user metrics.

In accordance with General Instruction B.2 of Form 8-K, the information under this item shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

On August 8, 2011, Zillow released monthly unique user metrics for each month in the period from January 2010 to July 2011 on the Investor Relations page of Zillow’s website at http://investors.zillow.com/events.cfm. Zillow measures unique users with Omniture analytical tools. Beginning in July 2011, the reported monthly unique users include the effect of adding unique user traffic from Zillow’s March 2011 acquisition of Postlets LLC (“Postlets”) to Zillow’s core traffic metrics, as Zillow recently finalized the integration of Postlets’ traffic into Omniture.

Zillow counts a unique user each time an individual accesses either Zillow.com or Postlets.com using a different web browser during a calendar month, and each time an individual accesses Zillow’s mobile applications using a unique mobile device during a calendar month. If an individual accesses Zillow’s websites using different web browsers within a given month, the first access by each such web browser is counted as a separate unique user. If an individual accesses both Zillow.com and Postlets.com in a single month, the first access to each website is counted as a separate unique user since unique users are tracked separately for each domain. Each first instance of access to Zillow’s mobile applications by a unique mobile device is counted as a separate unique user.

The following table summarizes Zillow’s monthly unique users for Zillow’s websites and mobile applications:

Period	Monthy Unique Users (in thousands)
July 2011	23,220
June 2011	20,857
May 2011	22,000
April 2011	19,416
March 2011	19,409
February 2011	16,808
January 2011	15,702
December 2010	13,069
November 2010	12,530
October 2010	12,400
September 2010	11,967
August 2010	12,480
July 2010	11,736
June 2010	10,697
April 2010	10,658
March 2010	10,204
February 2010	8,730
January 2010	8,969

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2011	ZILLOW, INC.

	By:	/s/ SPENCER M. RASCOFF
Name: Spencer M. Rascoff
Title: Chief Executive Officer